UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 7, 2013

Date of Report (Date of earliest event reported)

Annie’s, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35470	20-1266625
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

1610 Fifth Street

Berkeley, CA 94710

(Address of principal executive offices, including zip code)

(510) 558-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 7, 2013, Annie’s, Inc. (the “Company”) entered into an Amendment No. 1 (the “Amendment”) to the Second Amended and Restated Loan Agreement dated as of December 21, 2011 (as amended, the “Credit Facility”) with the Bank of America, N.A. as lender. The Amendment provides for, among other things, an increase in the Company’s line of credit to $40.0 million and extension of the term through August 2016. The Company may select from three interest rate options for borrowings under the Credit Facility: (i) LIBOR (as defined in the Credit Facility) plus 1.25%, (ii) IBOR (as defined in the Credit Facility) plus 1.25% or (iii) Prime Rate (as defined in the Credit Facility). The Company is required to pay a commitment fee on the unused Credit Facility commitments if the outstanding balance is less than half the commitment at an annual rate of between 0.25% to 0.40%, tiered depending on the Company’s utilization rate. The Amendment includes restrictions on, among other things, the Company’s ability to incur additional indebtedness, pay dividends or make other distributions and make investments and loans. The Amendment also limits the Company’s ability to make capital expenditures in excess of $15.0 million. The Amendment requires that the Company maintain a Funded Debt (as defined in the Amendment) to Adjusted EBITDA (as defined in the Amendment) ratio of not less than 2.75 to 1.0 and a minimum Net Worth (as defined in the Amendment) equal to at least $50.0 million, plus 30% of earnings after taxes earned each quarter (if positive), beginning with the June 2013 quarterly earnings.

In connection with the Amendment, the Company also entered into a Reaffirmation of Amended and Restated Security Agreement (the “Reaffirmation”) to reaffirm the security under the Credit Facility.

The foregoing summary of the material terms of the Amendment and the Reaffirmation is qualified in its entirety by the Amendment and the Reaffirmation, which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

10.1	Amendment No. 1 to the Second Amended and Restated Loan Agreement dated as of March 7, 2013 between Bank of America, N.A. and the Company.

10.2	Reaffirmation of Amended and Restated Security Agreement dated as of March 7, 2013 between Bank of America, N.A. and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annie’s, Inc.

Date: March 8, 2013	By:	/s/ Kelly J. Kennedy
Kelly J. Kennedy
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 1 to the Second Amended and Restated Loan Agreement dated as of March 7, 2013 between Bank of America, N.A. and the Company.

10.2	Reaffirmation of Amended and Restated Security Agreement dated as of March 7, 2013 between Bank of America, N.A. and the Company.